Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011


                              The Montgomery Funds

                         Supplement dated May 2, 2002 to
                        Prospectus dated October 31, 2001

For Shareholders in the Montgomery California Tax-Free Money Fund, the Montgomery Federal Tax-Free Money Fund and the Montgomery California Tax-Free Intermediate Bond Fund only:

Effective May 15, 2002, purchases will no longer be accepted into the Class R shares of the Montgomery California Tax-Free Money Fund, the Montgomery Federal Tax-Free Money Fund and the Montgomery California Tax-Free Intermediate Bond Fund. These three Funds will close in June 2002 and their assets will be returned to shareholders.